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                                                                   Exhibit 10.2


                                  CERTIFICATION

      PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTION
    (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)



                  Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of section 1350, chapter 63 of title 18, United States
Code), each of the undersigned officers of POSCO, a corporation organized under the laws of the Republic of Korea (the "Company"), does hereby certify, to such officer's knowledge, that:

                  The annual report on Form 20-F for the year ended December 31, 2002 (the "Form 20-F") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operation of the Company.





Dated: May 6, 2003                          /S/ KU-TAEK LEE
                                            ------------------------------------
                                            Ku-Taek Lee
                                            Chairman and Chief Executive Officer



Dated: May 6, 2003                          /S/ TAE-HYUN HWANG
                                            ------------------------------------
                                            Tae-Hyun Hwang
                                            Chief Financial Officer and
                                            Executive Vice President





-------------------

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to POSCO and will be retained by POSCO and furnished to the Securities and Exchange Commission or its staff upon request.